UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2005

WORLD FUEL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-9533	59-2459427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 N.W. 41st Street, Suite 400 Miami	33178
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 428-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)	On March 17, 2005, the executive officers of World Fuel Services Corporation (the “Company”) authorized to take such action concluded that the accounting method used by the Company for recognizing sales and sales related costs needed to be corrected to recognize revenues and sales related costs at the time fuel deliveries are made and related services are performed. The Company had historically recorded revenue and sales related costs when supporting documentation relating to fuel deliveries and related services had been received from third parties utilized by the Company to provide fuel and related services. As a result, the Company’s financial statements for the years ended December 31, 2003 and 2002, the nine months ended December 31, 2002, and the year ended March 31, 2002 included in the Company’s Form 10-K for the year ended 2003 are being restated and should no longer be relied upon. In addition, interim financial statements for 2004 and 2003 are being restated and should no longer be relied upon. The decision to restate was made by the executive officers of the Company authorized to take such action following consultation with the Audit Committee of the Board of Directors. The decision was discussed with the Company’s independent registered public accounting firm. The Company will restate the financial statements for the years ended December 31, 2003 and 2002, the nine months ended December 31, 2002, and the year ended March 31, 2002, including interim financial information for 2004 and 2003, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004. Interim financial statements for 2004 and 2003 will be restated in amendments to the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004.

In light of the need to correct its accounting method as described above, management has concluded that as of December 31, 2004 the Company did not maintain effective controls over revenue and sales related cost recognition and that this control deficiency constitutes a material weakness. A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financials statements will not be prevented or detected. The existence of one or more material weaknesses as of December 31, 2004 would preclude a conclusion that the Company’s internal control over financial reporting was effective as of that date. Management’s assessment of the effectiveness of the Company’s internal control over financial reporting included in the 2004 Form 10-K will conclude that the Company’s internal control over financial reporting was not effective as of December 31, 2004. Also, as a result of the material weakness management expects that the report of its independent registered public accounting firm will contain an adverse opinion with respect to the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2004. Additionally, management may identify other control deficiencies as it finalizes its 2004 financial statements and further control deficiencies may be identified and will need to be evaluated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 23, 2005	World Fuel Services Corporation

/s/ Michael J. Kasbar
Michael J. Kasbar
President and Chief Operating Officer